Robinson Tax Advantaged Income Fund (the “Fund”)
Class A Shares (ROBAX)
Class C Shares (ROBCX)
Institutional Class Shares (ROBNX)
A series of Investment Managers Series Trust

Supplement dated February 6, 2017 to the
Prospectus and Statement of Additional Information dated May 1, 2016.

Effective immediately, the Fund may participate in the ReFlow Liquidity Program. Accordingly, the Prospectus and Statement of Additional Information are supplemented as follows:

The following paragraph is added under the section entitled “Principal Investment Strategies” beginning on page 10 of the Prospectus:

Reflow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Institutional Class Shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation described in “Limitations on Frequent Purchases and Redemptions” below. The Advisor and Sub-advisor believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the Advisor and Sub-advisor may also benefit.

The following disclosure is added under the section entitled “Principal Investment Strategies, Policies and Risks” beginning on page B-2 of the Statement of Additional Information:

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

On a quarterly basis, the Advisor and/or ReFlow Services LLC will provide the Board with reports regarding the Fund’s usage of the program, and the Board will determine annually whether continued participation in the program is in the best interests of the Fund and its shareholders.

The following sentence is added under the section entitled “Redemptions in Kind” on page B-58 of the Statement of Additional Information:

The Fund may also use redemption in kind for certain Fund shares held by Reflow.

Please file this Supplement with your records.